Exhibit 10.12

AMENDMENT NUMBER TWO

to the

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Dated as of March 24, 2017,

by and among

PENNYMAC HOLDINGS, LLC,

PENNYMAC CORP.

and

CITIBANK, N.A.

This AMENDMENT NUMBER TWO (this “Amendment Number Two”) is made this 1st day of May, 2018, by and among PENNYMAC CORP. (“PMAC”), PENNYMAC HOLDINGS, LLC (together with PMAC, each a “Borrower” and collectively, the “Borrowers”) and CITIBANK, N.A. (“Lender”), to the Second Amended and Restated Loan and Security Agreement, dated as of March 24, 2017, by and among Borrowers and Lender, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Borrowers and Lender have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrowers represent to Lender that the Borrowers are in full compliance with all of the terms and conditions of the Agreement and each other Facility Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Facility Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.Amendments. Effective as of May 1, 2018 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a)Schedule I of the Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean May 9, 2018 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

Section 2.Commitment Fee.  In connection with the extension of the Termination Date from May 1, 2018 to May 9, 2018, Borrowers shall not be obligated to pay to Lender any additional Commitment Fee under Section 2.10 of the Agreement.

Section 3.Fees and Expenses.  Borrowers agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel) in accordance with Section 3.03 of the Agreement.

Section 4.Representations.  Borrowers  hereby represent to Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and each other Facility Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Facility Document.

Section 5.Binding Effect; Governing Law.  This Amendment Number Two shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Section 6.Counterparts.  This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 7.Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP.,
(Borrower)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC HOLDINGS, LLC,
(Borrower)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

CITIBANK, N.A.
(Lender)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President
Citibank, N.A.